Execution Version

GUARANTY agreement

This GUARANTY AGREEMENT (this “Guaranty”), dated as of August 19, 2013 is by the undersigned and certain other Subsidiaries (as defined in the Credit Agreement referred to herein) from time to time party hereto (the undersigned, together with any other Subsidiary of Borrower that becomes a party hereto from time to time after the date hereof, collectively, the “Guarantor”), in favor of Morgan Stanley Capital Group Inc., as Administrative Agent (as defined below) for the ratable benefit of itself and the Secured Parties (as defined below).

INTRODUCTION

A.           This Guaranty is entered into in connection with that certain Credit Agreement, dated as of August 19, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among American Eagle Energy Corporation, a Nevada corporation (“Borrower”), the lenders party thereto from time to time (individually, a “Lender” and collectively, the “Lenders”), and Morgan Stanley Capital Group Inc., as administrative agent (in such capacity, “Administrative Agent”).

B.           It is a requirement under the Credit Agreement that Guarantor shall guarantee the due payment and performance of all Secured Obligations (as defined in the Credit Agreement) by executing and delivering this Guaranty in favor of Administrative Agent for the ratable benefit of the Secured Parties.

C.           Guarantor is a Subsidiary (as defined in the Credit Agreement) of Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), (ii) the Hedge Transactions (as defined in the Credit Agreement) entered into by Borrower or any of its Subsidiaries with a Lender Hedge Counterparty (as defined in the Credit Agreement), and (iii) Banking Services (as defined in the Credit Agreement) provided to Borrower or any Subsidiary (as defined in the Credit Agreement) by any Lender or any Affiliate of a Lender (such provider, together with the Lenders, Administrative Agent and the Lender Hedge Counterparties, the “Secured Parties”).

D.           Guarantor is executing and delivering this Guaranty (i) to induce the Lenders to enter into, and provide the credit extensions pursuant to, the Credit Agreement, (ii) intending it to be a legal, valid, binding, enforceable and continuing obligation of Guarantor, whether or not Guarantor derives any benefit from the Credit Agreement or from any other Loan Document (as defined in the Credit Agreement), and (iii) to enter into this Guaranty as a guarantor.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Guarantor hereby agrees with the Administrative Agent for the benefit of the Secured Parties, as follows:

Section 1.             Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

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Section 2.             Guaranty.

(a)          Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of all Secured Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, indemnities, expenses or otherwise but in each case excluding the Excluded Swap Obligations (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower or any Subsidiary to: (i) Administrative Agent or any Lender under the Loan Documents, (ii) any Lender Hedge Counterparty and (iii) any Lender or Affiliate of a Lender providing Banking Services, in any event, but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any Subsidiary.

(b)          It is the intention of Guarantor and each Secured Party that the amount of the Guaranteed Obligations guaranteed by each Guarantor shall be within, and not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar Legal Requirements applicable to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or in any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

Section 3.            Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents and Hedge Transactions with any Lender Hedge Counterparty, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto but subject to Section 2(b) above. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Person under the Loan Documents or in connection with any Hedge Transaction with a Lender Hedge Counterparty, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower, any other Guarantor or any other Person or whether Borrower, any other Guarantor or any other Person is joined in any such action or actions. The liability of Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives, to the extent not prohibited by applicable law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)          any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Loan Documents or any agreement or instrument relating to any Hedge Transaction with a Lender Hedge Counterparty or any Banking Services, or any other amendment or waiver of or any consent to departure from any Loan Document or any agreement or instrument relating to any Lender Hedge Transaction with a Lender Hedge Counterparty or any Banking Services, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Borrower or otherwise;

(c)          any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

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(d)         any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Loan Documents or any other assets of Borrower or any of its Subsidiaries;

(e)         any change, restructuring or termination of the corporate structure or existence of Borrower or any of its Subsidiaries;

(f)          any failure of any Lender, Administrative Agent or any other Secured Party to disclose to Borrower or Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to Administrative Agent, any Lender or any other Secured Party (and Guarantor hereby irrevocably waives any duty on the part of any Secured Party to disclose such information);

(g)         any signature of any officer of Borrower or any other Person being mechanically reproduced in facsimile or otherwise;

(h)         any right to require any Secured Party to proceed against any other Person, to exhaust any collateral security for the Guaranteed Obligations, to have any other Person joined with Guarantor in any suit arising out of the Guaranteed Obligations or this Guaranty or to pursue any other remedy in any Secured Party’s power;

(i)          any failure of any other Person to execute or deliver this Guaranty, any supplement hereto or any other guaranty or agreement;

(j)          any release or reduction of the liability of Guarantor or any other guarantor or surety with respect to the Guaranteed Obligations or any other compromise or settlement of the Guaranteed Obligations;

(k)         any requirement that any Secured Party create or perfect any Lien or protect or insure any property subject thereto;

(l)          any right to revoke any other Loan Document to which Guarantor is a party;

(m)        any election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects any collateral security or any subrogation, reimbursement, exoneration, contribution or indemnification right of Guarantor or other right of Guarantor to proceed against any other Loan Party, any other guarantor, any other Person or any collateral security;

(n)         any right of set-off or counterclaim against or in respect of the Secured Obligations of Guarantor hereunder, any other Loan Document to which Guarantor is a party or any Hedge Transaction to which Guarantor and any Lender Hedge Counterparty are parties;

(o)         any neglect, failure or refusal to take any action:

(i)          for the collection or enforcement of any Guaranteed Obligation,

(ii)         to realize on any collateral security,

(iii)        to enforce any Loan Document,

(iv)        in connection with the administration of any Loan Document or

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(v)        otherwise concerning the Guaranteed Obligations or the Loan Documents,

or any delay in taking any such action;

(p)         the fact that Guarantor may have incurred directly any Guaranteed Obligation or is otherwise primarily liable therefor;

(q)         any defense to the recovery by any Secured Party against Guarantor of any deficiency after a non-judicial sale and any defense or benefit that may be afforded by applicable Legal Requirements (and in that connection Guarantor acknowledges that Administrative Agent may, without notice to or demand upon Guarantor and without affecting the liability of Guarantor under this Guaranty, foreclose under any mortgage by non-judicial sale);

(r)          any statute of limitations applicable to the Guaranteed Obligations; or

(s)         any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, Borrower, Guarantor or any other guarantor, surety or other Person.

Section 4.            Continuation and Reinstatement, Etc. Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or any Secured Party receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. GUARANTOR SHALL DEFEND AND INDEMNIFY EACH SECURED PARTY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 4 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED SECURED PARTY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED SECURED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 5.            Waivers and Acknowledgments.

(a)          Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property or exhaust any right or take any action against Borrower or any other Person or any collateral.

(b)          Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)          Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving Borrower contemplated by the Loan Documents, any Hedge Transaction with a Lender Hedge Counterparty, and any Banking Services provided to Borrower or any Subsidiary, and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

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Section 6.             Subrogation. Upon payment by any Guarantor of any sums to the Administrative Agent or any other Secured Party as provided herein, Guarantor will not exercise any of such Guarantor’s rights that it may now have or hereafter acquire against Borrower or any other Guarantor to the extent that such rights arise from the existence, payment, performance or enforcement of Guarantor’s obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against Borrower or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and any and all other amounts payable by Guarantor under this Guaranty shall have been paid in full in cash and all Commitments shall have expired or terminated. If any amount shall be paid to Guarantor in violation of the preceding sentence at any time prior to (a) the payment in full in cash of the Guaranteed Obligations and any and all other amounts payable by Guarantor under this Guaranty, (b) the termination or novation of all Hedge Transactions with Lender Hedge Counterparties to a counterparty that is not a Secured Party, and (c) the termination of the Commitments, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If any Guarantor shall make payment to any Secured Party of all of the Guaranteed Obligations, after (i) the payment in full in cash of the Guaranteed Obligations and any and all other amounts payable by Guarantor under this Guaranty, (ii) the termination or novation of all Hedge Transactions with Lender Hedge Counterparties to a counterparty that is not a Secured Party, (iii) the termination of the Commitments, and (iv) any other Secured Obligation, such Secured Party shall, at such Guarantor’s request and expense, execute and deliver to such Guarantor, without recourse or representation or warranty, appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment.

Section 7.             Subordination. Guarantor hereby agrees that any indebtedness of Borrower to Guarantor shall be subordinated to Borrower’s Obligations in the manner and on terms satisfactory to Administrative Agent; provided, however, that payments on any such indebtedness shall be permitted so long as no Event of Default exists.

Section 8.             Representations and Warranties. Guarantor hereby represents and warrants as follows:

(a)          There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived. Guarantor benefits from executing this Guaranty.

(b)          Guarantor has, independently and without reliance upon Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and Guarantor has established adequate means of obtaining from Borrower and each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of Borrower and each other Loan Party.

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(c)          The obligations of Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of Guarantor (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, and to general equitable principles), and the execution and delivery of this Guaranty by Guarantor has been duly and validly authorized in all respects by Guarantor, and the Person who is executing and delivering this Guaranty on behalf of Guarantor has full power, authority and legal right to so do, and Guarantor has the power and authority to observe and perform all of the terms and conditions of this Guaranty on Guarantor’s part to be observed or performed.

(d)          Guarantor is an “eligible contract participant” as defined in the Commodity Exchange Act.

Section 9.             Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default and, subject to the Credit Agreement, upon the request or consent of the Majority Lenders to declare the Obligations due and payable in accordance with Section 7.02(a) of the Credit Agreement, any Lender, Administrative Agent and any other Secured Party is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Secured Party to the account of Guarantor against any and all of the obligations of Guarantor under this Guaranty, irrespective of whether or not such Secured Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Such Secured Party shall promptly notify Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Secured Parties under this Section 9 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Secured Party may have.

Section 10.          Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, Administrative Agent and the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, (a) other than to the extent expressly provided in such amendment, waiver or consent, limit the liability of Guarantor hereunder (it being understood that waivers and amendments permitted to be made under the Credit Agreement by the Majority Lenders with respect to any of the underlying obligations guaranteed hereunder shall not be deemed to limit the liability of Guarantor within the meaning of this clause (a)), (b) postpone any date fixed for payment hereunder in respect of any of the Guaranteed Obligations that is principal of, or interest on, the Notes or any fees, or (c) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes required to take any action hereunder.

Section 11.          Notices, Etc. All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 9.02 of the Credit Agreement and if to a Guarantor, at its address specified on the signature page hereto and if to Administrative Agent or any Lender, at its address specified in or pursuant to the Credit Agreement, if to a Lender Hedge Counterparty, at its address specified in the applicable Hedge Transaction and if to any Lender or Affiliate thereof providing Banking Services, at its address specified in the documents providing for such Banking Services. All such notices and communications shall be effective when delivered, except that notices and communications to Administrative Agent shall not be effective until received by Administrative Agent.

Section 12.           No Waiver: Remedies. No failure on the part of Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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Section 13.          Continuing Guaranty: Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full of all Guaranteed Obligations and all other amounts payable under the Loan Documents, the termination, expiration or novation of all Hedges Transactions with Lender Hedge Counterparties to a counterparty that is not a Secured Party, and the termination of all the Commitments, (b) be binding upon each Guarantor and its successors and assigns, (c) inure to the benefit of and be enforceable by Administrative Agent and each Lender and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns, and (d) inure to the benefit of and be enforceable by a Lender Hedge Counterparty and any Lender or Affiliate of a Lender providing Banking Services. Without limiting the generality of the foregoing clause (c), subject to Section 9.06 of the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Guarantor acknowledges that upon any Person becoming a Lender or Administrative Agent in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof. Any Guarantor ceasing to be a Subsidiary as a result of a transaction permitted by the Loan Documents shall be automatically released from the Guaranty.

Section 14.          Governing Law. This Guaranty shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the INTERNAL laws (AND NOT THE LAW OF CONFLICTS) of the State of New York.

Section 15.          Submission to Jurisdiction; Waiver of Venue. guarantor hereto hereby agrees that any suit or proceeding arising in respect of this guaranty, or any of the matters contemplated hereby or thereby will be tried in the U.S. District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, in any state court located in the City of New York, New York, and the guarantor hereto hereby agrees to submit to the jurisdiction of, and venue in, such court. guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Guarantor hereto hereby agrees that service of any process, summons, notice or document by registered mail addressed to the applicable parties will be effective service of process against such guarantor for any action or proceeding relating to any such dispute. guarantor hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this guaranty in any court referred to in this Section 15. guarantor hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such court.

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Section 16.         INDEMNIFICATION. GUARANTOR SHALL INDEMNIFY EACH OF THE Secured Parties AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS GUARANTY, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES OR DAMAGES THAT ARISE OUT OF OR RESULT FROM (A) ANY ACTUAL OR PROPOSED USE BY BORROWER, GUARANTOR OR ANY AFFILIATE OF BORROWER OR GUARANTOR OF THE PROCEEDS OF THE LOANS, (B) ANY BREACH BY BORROWER OR GUARANTOR OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (C) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, OR (D) ANY ENVIRONMENTAL CLAIMS (AS DEFINED IN THE CREDIT AGREEMENT) AND ANY LIABILITIES ARISING UNDER ENVIRONMENTAL LAW (AS DEFINED IN THE CREDIT AGREEMENT); AND GUARANTOR SHALL REIMBURSE THE Secured Parties AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE OUTSIDE LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 17.         WAIVER OF JURY TRIAL. GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 18.         Additional Guarantors. Pursuant to Section 5.08 of the Credit Agreement, each Subsidiary of Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Guaranty as a Guarantor upon becoming a Subsidiary. After the date hereof, upon execution and delivery after the date hereof by Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty. The term “Guarantor” as used in this Guaranty will be construed as singular or plural to correspond with the number of persons party to this Guaranty as Guarantor. If more than one person is or becomes a party to this Guaranty, his, her, its, or their duties and liabilities under this Guaranty will be joint and several.

THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS GUARANTY AND THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank.]

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Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR:

AMZG, INC.,
a Nevada corporation

By:
Bradley M. Colby
President

AEE Canada Inc.,
an Alberta, Canada corporation

By:
Bradley M. Colby
President

EERG Energy ULC,
a Alberta, Canada unlimited liability company

By:
Bradley M. Colby
President

Addresses for Guarantor:

AMZG, INC.

2549 West Main Street, Suite 202

Littleton, CO 80120

Attention: Chief Executive Officer

AEE Canada Inc.

c/o American Eagle Energy Corporation

2549 West Main Street, Suite 202

Littleton, CO 80120

Attention: Chief Executive Officer

EERG Energy ulc

c/o American Eagle Energy Corporation

2549 West Main Street, Suite 202

Littleton, CO 80120

Attention: Chief Executive Officer

With copies (which shall not constitute notice) to:

Baker & Hostetler LLP

600 Anton Blvd., Suite 900

Costa Mesa, California 92626

Attention: Randolf W. Katz, Esq.

and

Roberts & Olivia, LLC

2060 Broadway; Suite 250

Boulder, Colorado 80302

Attention: William R. Roberts, Esq.

Signature Page to Guaranty Agreement

ADMINISTRATIVE AGENT:

MORGAN STANLEY CAPITAL GROUP INC.,
as Administrative Agent

By:
Nancy King
Vice President

Signature Page to Guaranty Agreement

Annex 1 to the Guaranty Agreement

SUPPLEMENT NO. ____ dated as of ______________ (the “Supplement”), to the Guaranty Agreement dated as of August __, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), by certain Subsidiaries of American Eagle Energy Corporation, a Nevada corporation (“Borrower”) from time to time party thereto (such Subsidiaries collectively, the “Guarantor”), in favor of Morgan Stanley Capital Group Inc., as administrative agent (“Administrative Agent”) for the benefit of the Secured Parties (as defined in the Guaranty Agreement).

A.           Reference is made to the Credit Agreement dated as of August 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Lenders from time to time party thereto (the “Lenders”) and Administrative Agent.

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.

C.           Guarantor has entered into the Guaranty Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.08 of the Credit Agreement, each Subsidiary of Borrower is required to enter into the Guaranty Agreement as a Guarantor. Section 18 of the Guaranty Agreement provides that each Subsidiary of Borrower may become a Guarantor under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Borrower (“New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, Administrative Agent and New Guarantor agree as follows:

SECTION 1.          In accordance with Section 18 of the Guaranty Agreement, New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to “Guarantor” in the Guaranty Agreement shall be deemed to include New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

SECTION 2.          New Guarantor represents and warrants to Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 3.          This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of New Guarantor and Administrative Agent. Delivery of an executed signature page to this Supplement by fax transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

Annex 1 - Guaranty Agreement

SECTION 4.          Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

SECTION 5.          This supplement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the INTERNAL laws (AND NOT THE LAW OF CONFLICTS) of the State of New York. new guarantor hereto hereby agrees that any suit or proceeding arising in respect of this supplement, or any of the matters contemplated hereby or thereby will be tried in the U.S. District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, in any state court located in the City of New York, New York, and new guarantor hereto hereby agrees to submit to the jurisdiction of, and venue in, such court. new guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. new Guarantor hereto hereby agrees that service of any process, summons, notice or document by registered mail addressed to the applicable parties will be effective service of process against such new guarantor for any action or proceeding relating to any such dispute. new guarantor hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this supplement in any court referred to in this Section 5. new guarantor hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 6.          In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.          All communications and notices hereunder shall be in writing and given as provided in Section 11 of the Guaranty Agreement. All communications and notices hereunder to New Guarantor shall be given to it at the address set forth under its signature below.

SECTION 8.          New Guarantor agrees to reimburse Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for Administrative Agent.

THIS SUPPLEMENT, THE GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS SUPPLEMENT, THE GUARANTY AND THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Annex 1 - Guaranty Agreement

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

[Name of New Guarantor]

By:
Name:
Title:

Address:

MORGAN STANLEY CAPITAL GROUP INC.,
as Administrative Agent

By:
Name:
Title:

Annex 1 - Guaranty Agreement